DEAR FELLOW SHAREHOLDER:

In our July 14, 1997, six month report to shareholders we stated, "It is futile to attempt to guess what will change the bullish psychology; it is likely to be an event that no one is talking about today." Today we can tell you that it was Pacific Rim countries currency crises and stock market collapses that affected the psychology. Tumbling like dominos one by one, the Pacific Rim countries starting with Thailand and ending with Hong Kong have shown sharp declines in their stock markets over the last six weeks. In most of those countries this was also coupled with a sharp decline in the value of the currency. While upsetting in the short-term to our stock market, long-term, these changes are positive for U.S. financial assets.

It is likely that the Pacific Rim uncertainties will reduce the worldwide economic growth rate by about 1%. Prior to this, the Pacific Rim accounted for one-third of worldwide economic growth. There is a concern that the devaluations will lead to intensely competitive pricing on Asian exports. Competitive pricing is attractive to the United States as a buyer of imported goods. However, if carried to an extreme, it can lead to deflation. A small amount of price cutting is positive to inflation; substantial price cutting can be very negative to economic stability.

Throughout these countries there has been excessive debt growth, which has fueled unusual speculation in their real estate markets and left many financial institutions in most of these countries highly vulnerable to property value collapses. We saw this in Japan and to a minor degree in the United States in the late '80s. We do not think the full repercussions of the Pacific Rim currency collapses have yet played out. If the Japanese experience is any indication, we expect it will be several years before these countries resume anything resembling their former growth rates.

We expect U.S. Gross Domestic Product to be up about 3% next year. The dollar should continue to appreciate, especially against emerging market currencies. Final demand in our economy seems to be softening with perhaps the exception of retail apparel sales. Consumer loan standards have been tightened; personal bankruptcies have risen sharply during a boom time and this is of concern to consumer lenders. We expect to see continued low inflation in the United States which could lead possibly to lower bond yields.

During the most recent quarter, the Standard & Poor's 500 had another strong performance returning 7.49%; for the nine months the total return was 29.64%. During the third quarter there was a shift in investor emphasis from global multinational companies to smaller capitalization domestic companies. We think that was a positive rebalancing from overvalued stocks into an undervalued sector.

We welcome all of our new shareholders to the Funds and thank you for your continued support. If there are investment policy questions that you have, please do not hesitate to contact Jim Beers, Vice President for Mutual Funds at
(800)578-8261.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       ---------------------
                                       James W. Stratton
                                            Chairman

November 4, 1997

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

The first nine months ending September 30, were an extraordinarily good period for the market. The S&P 500 gained 29.6% for the period. Your Fund has been able to stay relatively close to the S&P throughout this period, gaining 27.9%. During the third quarter, the Fund returned 9.81% which was better than the S&P 500 of 7.49%. Our leading industry group remains banking/financial with 22.3% of our assets followed by insurance services with 12.2% and consumer products with 11.5%.

As we described in our last shareholder letter, it was our intent to pare back some of our largest positions and to build our cash in the portfolio. To accomplish this, we sold a portion of five of those holdings and raised cash to 7.7% of assets by quarter end.

Despite this concern for market volatility, we did add two new holdings to our portfolio; Shared Medical Systems, a leading software and information services company for the health care industry and Springs Industries, a diversified producer of textiles for home furnishing, retailing and automotive uses. We eliminated two holdings from our portfolio; First Hawaiian and The Limited. Our turnover level for the portfolio is now at 27%, which is relatively low for a growth and income fund in today's market environment.

The growth of assets to a new all time high level has permitted our expense ratio to decline to 1.08%, which is a new low level of expenses for the Fund. On October 24, the Directors of the Fund declared a $2.06 capital gain distribution, which was paid in early November. We intend to pay our income dividend in mid December.

Total net assets were $54,924,340. Net asset value per share rose to $33.82.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                             [GRAPH APPEARS HERE]

Average Annual Total Return
for the period ending 9/30/97

 1 year...................... +36.55%
 5 year...................... +19.20
10 year...................... +12.96
15 year...................... +15.47
20 year...................... +14.31
25 year...................... +12.68

9/30/97 $197,603
Total Value of Investment

                                                               Value of Shares
                                         Value of Shares       Acquired Through
                     Total Value         Acquired Through      Reinvestment of
                     of Original         Reinvestment of        Capital Gains
                       Shares            Income Dividends       Distributions
                       ------            ----------------      --------------
1973-1974               7,630                    43                     --
1975-1976              11,280                   458                     --
1977-1978              14,155                 1,217                     --
1979-1980              14,597                 2,147                     --
1981-1982              17,299                 3,703                     --
1983-1984              24,755                 6,347                     --
1985-1986              38,310                10,805                  3,857
1987-1988              30,774                11,062                 10,945
1989-1990              31,059                14,859                 22,901
1991-1992              32,464                21,871                 27,527
1993-1994              32,622                26,652                 35,156
1995-1996              42,938                41,919                 60,327
5/31/96-12/31/96*      42,654                44,981                 66,844
9/30/97                53,428                57,587                 86,588

           Past performance is not predictive of future performance.

*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           SEPTEMBER 30, 1997 June 30, 1997
-----------------------------------------------------------
Total Net Assets              $54,924,340       $50,523,314
-----------------------------------------------------------
Net Asset Value Per Share          $33.82            $30.80
-----------------------------------------------------------
Shares Outstanding              1,623,888         1,640,500
-----------------------------------------------------------
Number of Shareholders              1,216             1,205
-----------------------------------------------------------
Average Size Account              $45,168           $41,928
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                    MAJOR SALES
---------------------------------------------------------------
Jostens, Inc.                      American Express Co.
Shared Medical Systems Corp. (1)   American General Corp.
Springs Industries, Inc. Cl A (1)  American Home Products Corp.
Unitrin, Inc.                      CoreStates Financial Corp.
                                   First Hawaiian, Inc. (2)
                                   The Limited, Inc. (2)
                                   The Quaker Oats Co.
                                   SmithKline Beecham PLC ADRs
(1) New Holdings                   (2) Eliminations

TEN LARGEST HOLDINGS SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                 Market Value Percent of TNA
------------------------------------------------------------
CoreStates Financial Corp.       $ 3,350,742        6.1%
------------------------------------------------------------
American General Corp.             2,593,750        4.7
------------------------------------------------------------
Pitney Bowes, Inc.                 2,495,625        4.5
------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.    2,462,500        4.5
------------------------------------------------------------
PNC Bank Corp.                     2,440,625        4.4
------------------------------------------------------------
Olin Corp.                         2,340,625        4.3
------------------------------------------------------------
Carpenter Technology Corp.         2,277,000        4.1
------------------------------------------------------------
American Express Co.               2,128,750        3.9
------------------------------------------------------------
Commerce Bancorp, Inc.             1,982,625        3.6
------------------------------------------------------------
Chrysler Corp.                     1,840,625        3.4
------------------------------------------------------------
                                 $23,912,867       43.5%
------------------------------------------------------------

STRATTON MONTHLY DIVIDEND SHARES
--------------------------------------------------------------------------------

During the first nine months of 1997, the Fund provided a total return of 15.46%. For the third quarter, the total return was 9.43%, a significant improvement over the second quarter.

Activity in the portfolio was relatively light. We added two new holdings; Boykin Lodging Company, a national full service hotel company and First Industrial Realty Trust, a Midwestern owner of warehouses and other industrial property. We sold one of our existing holdings, Summit Properties, primarily due to disappointment with earnings. These changes did not alter significantly the weightings in the portfolio which are presently 19.5% in shopping centers, 16.6% in hotels/motels, 16.0% in apartments, and 16.0% in health care. We have maintained our cash level at 7.2% range in light of our concern about general market volatility.

The portfolio has an average ratio of price to funds from operations (FFO) of 10.1x for 1998. FFO is expected to grow at 10% over 1997. The dividend payout ratio is 80% producing an average dividend yield of 7.4% from our portfolio holdings. The portfolio turnover rate for the first nine months was 34%, which is relatively high for this type of portfolio. Turnover is coming down steadily on a quarter to quarter basis as our REIT portfolio matures. Our expense ratio remains at a low 1.03%.

In a separate mailing to each shareholder, we have asked shareholders to approve changing the name of the Fund to Stratton Monthly Dividend REIT Shares and to approve the portfolio concentration in the real estate sector. Currently, 87% of the Fund's assets are in real estate securities. We believe that the long-term best shareholder interest for both capital growth and income production is met by concentrating all of our investment research efforts in the REIT industry.

Total net assets were $104,337,882. Net asset value per share grew to $30.06.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend Shares with all dividend income and capital gains distributions reinvested.

                             [GRAPH APPEARS HERE]

Average Annual Total Return
for the period ending 9/30/97

 1 year...................... +27.74%
 5 year...................... + 8.71
10 year...................... + 9.33
15 year...................... +12.12

9/30/97 $68,538
Total Value of Investment

                                                               Value of Shares
                                         Value of Shares       Acquired Through
                     Total Value         Acquired Through      Reinvestment of
                     of Original         Reinvestment of        Capital Gains
                       Shares            Income Dividends       Distributions
                       ------            ----------------      --------------
1981                    9,113                   583                     --
1982                    9,354                 1,641                     --
1983                   10,808                 3,107                     --
1984                   10,667                 4,379                     --
1985                   11,795                 6,627                     --
1986                   14,604                10,328                     --
1987                   16,320                13,744                    503
1988                   13,181                13,041                  1,043
1989                   12,824                15,044                  1,015
1990                   12,861                17,513                  1,018
1991                   12,084                19,388                    956
1992                   14,609                26,570                  1,156
1993                   15,701                31,818                  1,242
1994                   15,060                33,590                  1,192
1995                   13,039                32,499                  1,032
1996                   14,383                39,890                  1,138
1/31/96-12/31/96*      14,399                43,821                  1,139
9/30/97                15,780                51,510                  1,248

           Past performance is not predictive of future performance.

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend Shares

                           SEPTEMBER 30, 1997 June 30, 1997
-----------------------------------------------------------
Total Net Assets              $104,337,882     $95,957,343
-----------------------------------------------------------
Net Asset Value Per Share           $30.06          $27.94
-----------------------------------------------------------
Shares Outstanding               3,470,991       3,434,764
-----------------------------------------------------------
Number of Shareholders               5,100           5,339
-----------------------------------------------------------
Average Size Account               $20,458         $17,973
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                          MAJOR SALES
------------------------------------------------------------------------
Boykin Lodging Co. (1)                   CCA Prison Realty Trust (2)
Bradley Real Estate, Inc.                Excel Realty Trust, Inc.
CCA Prison Realty Trust (1)              Health Care REIT, Inc.
First Industrial Realty Trust, Inc. (1)  Mills Corp.
Glimcher Realty Trust                    National Health Investors, Inc.
Home Properties of New York, Inc.        Summit Properties, Inc. (2)
Jameson Inns, Inc.
(1) New Holdings                         (2) Eliminations

TEN LARGEST HOLDINGS SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                Market Value Percent of TNA
---------------------------------------------------------------------------
Health Care REIT, Inc.                          $ 5,087,500        4.9%
---------------------------------------------------------------------------
Excel Realty Trust, Inc.                          5,020,000        4.8
---------------------------------------------------------------------------
National Health Investors, Inc.                   4,665,000        4.5
---------------------------------------------------------------------------
Glimcher Realty Trust                             3,670,000        3.5
---------------------------------------------------------------------------
Mid-America Realty Investments, Inc.              3,601,875        3.4
---------------------------------------------------------------------------
Developers Diversified Realty Corp.               3,600,000        3.4
---------------------------------------------------------------------------
Mid-Atlantic Realty Trust, 7.625% due 09/15/03    3,140,625        3.0
---------------------------------------------------------------------------
Equity Inns, Inc.                                 3,004,375        2.9
---------------------------------------------------------------------------
EastGroup Properties, SBI                         2,982,656        2.9
---------------------------------------------------------------------------
Town & Country Trust                              2,874,375        2.8
---------------------------------------------------------------------------
                                                $37,646,406       36.1%
---------------------------------------------------------------------------

Because of the Fund's large concentration in REITs, some portion of the monthly dividend to shareholders will be re-classified as a return of capital at year-end. 1099-DIV forms will be mailed by January 31, 1998 specifying the amount of taxable income.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

Stratton Small-Cap Yield Fund is comprised of small companies all of which have market capitalizations of less than $500 million at the time of purchase. Currently the median market capitalization of the stocks in the portfolio is approximately $360 million. The current number of holdings is now 64, up from 57 in the June quarter. Our portfolio turnover remains low at 24.3%, partly due to the influx of new assets into the Fund.

At the end of the quarter, the portfolio was 92.3% invested with the remaining cash reserves held in short-term commercial paper. Your Fund's industry mix has remained primarily the same. Industrial stocks still make up our largest sector weighting at 25.6%, with Banking at 17.3%. Business Service companies make up 10.8% of the portfolio while 10.0% is in Technology issues. Other important sector weights include Insurance and REITs at 5.8% and 5.5% respectively.

Performance for the quarter was better than the Russell 2000, as financial stocks soared. Your Fund had a 16.7% return versus the 14.9% return for the Russell. Year to date your Fund is up 39.6% compared to the Russell 2000 gain of 26.6%. We continue to look aggressively for new undervalued purchase candidates which we hope will provide continued strong performance within the value based parameters required by the Fund.

The Fund's Board of Directors declared the regular third quarter ordinary income dividend at the rate of $0.11 per share, payable on September 22, to stockholders of record as of September 12, 1997.

Total net assets have grown to $35,449,310. Net asset value per share was $45.98.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Yield Fund with all dividend income and capital gains distributions reinvested.

                             [GRAPH APPEARS HERE]

Average Annual Total Return
for the period ending 9/30/97

 1 year...................... +52.19%
 3 year...................... +25.76

9/30/97 $21,381
Total Value of Investment

                                                               Value of Shares
                                         Value of Shares       Acquired Through
                     Total Value         Acquired Through      Reinvestment of
                     of Original         Reinvestment of        Capital Gains
                       Shares            Income Dividends       Distributions
                       ------            ----------------      --------------
4/93                   10,000                    --                     --
3/31/94                10,376                   158                     --
3/31/95                10,352                   402                     --
3/31/96                12,780                   789                     --
3/31/96-12/31/96*      13,432                 1,067                    813
9/30/97                18,392                 1,632                  1,357

           Past performance is not predictive of future performance.

*Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                           SEPTEMBER 30, 1997 June 30, 1997
-----------------------------------------------------------
Total Net Assets              $35,449,310      $27,434,369
-----------------------------------------------------------
Net Asset Value Per Share          $45.98           $39.49
-----------------------------------------------------------
Shares Outstanding                771,053          694,761
-----------------------------------------------------------
Number of Shareholders              1,101              916
-----------------------------------------------------------
Average Size Account              $32,197          $29,950
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                          MAJOR SALES
-----------------------------------------------------------------------------
American Heritage Life Investment Corp.
 (1)                                     Acordia, Inc. (2)
Defiance, Inc. (1)                       American Business Products, Inc. (2)
Greenbrier Companies, Inc. (1)           BB & T Corp. (2)
Parkway Properties, Inc. (1)             Cleveland-Cliffs, Inc. (2)
PonceBank (1)                            Helix Technology Corp.
Primesource Corp.                        Mississippi Chemical Corp. (2)
Quaker Chemical Corp. (1)                Technitrol, Inc.
Standard Motor Products, Inc. (1)
Trans Financial, Inc. (1)
Wireless Telecom Group, Inc. (1)
(1) New Holdings                         (2) Eliminations

TEN LARGEST HOLDINGS SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                               Market Value Percent of TNA
----------------------------------------------------------
Technitrol, Inc.                $1,190,394        3.4%
----------------------------------------------------------
Quanex Corp.                     1,051,875        3.0
----------------------------------------------------------
Interra Financial, Inc.          1,021,063        2.9
----------------------------------------------------------
Primex Technologies, Inc.          967,500        2.7
----------------------------------------------------------
Eaton Vance Corp.                  965,250        2.7
----------------------------------------------------------
Helix Technology Corp.             928,593        2.6
----------------------------------------------------------
Kuhlman Corp.                      900,000        2.6
----------------------------------------------------------
Florida Rock Industries, Inc.      892,500        2.5
----------------------------------------------------------
Marc, Inc.                         890,625        2.5
----------------------------------------------------------
A.O. Smith Corp.                   792,500        2.2
----------------------------------------------------------
                                $9,600,300       27.1%
----------------------------------------------------------

STRATTON GROWTH FUND
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Stocks of companies that pay above average dividends tend to be less volatile than companies that do not distribute dividends to shareholders. Though stock prices do vary over time, dividend payouts tend to be very consistent. We find that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Steady, stable growth of principal and dividend income is what SGF hopes to achieve.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 30 companies are held.

 .  By combining high dividend yield and underlying low price volatility
   (Beta), SGF should have the potential to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON MONTHLY DIVIDEND SHARES
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 .  The portfolio is comprised of high dividend paying securities.

 .  Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

STRATTON SMALL-CAP YIELD FUND
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSCY is to achieve both dividend income and capital appreciation for its shareholders' investments by investing in dividend paying small capitalization companies. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the Small Cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Our research has shown that dividends tend to dampen stock price volatility. Small-cap companies that pay dividends tend to have strong financial characteristics since the quarterly dividend payout requires managements to exhibit a high degree of financial discipline. The combination of strong earnings growth and superior earnings stability are crucial elements in meeting SSCY's investment objectives.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 .  Approximately 60 companies are held.

 .  By combining high dividend yields and underlying low price volatility
   (Beta), SSCY seeks to produce good relative performance in up markets and superior relative performance in down markets.

SCHEDULE OF INVESTMENTS September 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 92.3%
BANKING/FINANCIAL - 22.3%
Comerica, Inc. ..........................................  15,000   $ 1,184,062
Commerce Bancorp, Inc. ..................................  51,000     1,982,625
CoreStates Financial Corp. ..............................  50,625     3,350,742
First Commerce Corp. ....................................  20,000     1,122,500
PNC Bank Corp. ..........................................  50,000     2,440,625
Summit Bancorp, Inc. ....................................  30,000     1,333,125
Union Planters Corp. ....................................  15,000       838,125
                                                                    -----------
                                                                     12,251,804
                                                                    -----------
BUSINESS SERVICES - 8.4%
American Express Co. ....................................  26,000     2,128,750
Pitney Bowes, Inc. ......................................  30,000     2,495,625
                                                                    -----------
                                                                      4,624,375
                                                                    -----------
CAPITAL GOODS/TECHNOLOGY - 7.3%
Harris Corp. ............................................  40,000     1,830,000
Shared Medical Systems Corp. ............................  10,000       528,750
Thomas & Betts Corp. ....................................  30,000     1,638,750
                                                                    -----------
                                                                      3,997,500
                                                                    -----------
CHEMICAL - 8.7%
Du Pont (E.I.) de Nemours & Co. .........................  40,000     2,462,500
Olin Corp. ..............................................  50,000     2,340,625
                                                                    -----------
                                                                      4,803,125
                                                                    -----------
CONSUMER PRODUCTS - 11.5%
Chrysler Corp. ..........................................  50,000     1,840,625
Jostens, Inc. ...........................................  40,000     1,085,000
Kimberly-Clark Corp. ....................................  28,000     1,370,250
Springs Industries, Inc. Class A.........................  10,000       525,000
The Quaker Oats Co. .....................................  30,000     1,511,250
                                                                    -----------
                                                                      6,332,125
                                                                    -----------
ENERGY - 6.7%
El Paso Energy Corp. ....................................  10,000       605,625
Exxon Corp. .............................................  20,000     1,281,250
Mobil Corp. .............................................  24,000     1,776,000
                                                                    -----------
                                                                      3,662,875
                                                                    -----------
HEALTH CARE - 3.5%
American Home Products Corp. ............................  18,000     1,314,000
SmithKline Beecham PLC ADRs..............................  12,000       586,500
                                                                    -----------
                                                                      1,900,500
                                                                    -----------
INDUSTRIAL - 2.4%
Fleetwood Enterprises, Inc. .............................  40,000     1,342,500
                                                                    -----------

                                                                      MARKET
                                                         NUMBER OF     VALUE
                                                           SHARES    (NOTE 1)
                                                         ---------- -----------
INSURANCE/SERVICES - 12.2%
American General Corp. .................................     50,000 $ 2,593,750
Aon Corp. ..............................................     22,500   1,189,688
HSB Group, Inc. ........................................     10,000     556,875
Lincoln National Corp. .................................     20,000   1,392,500
Unitrin, Inc. ..........................................     15,000     975,000
                                                                    -----------
                                                                      6,707,813
                                                                    -----------
METALS - 4.2%
Carpenter Technology Corp. .............................     46,000   2,277,000
                                                                    -----------
PAPER - 4.0%
Glatfelter (P.H.) Co. ..................................     60,000   1,331,250
Weyerhaeuser Co. .......................................     15,000     890,625
                                                                    -----------
                                                                      2,221,875
                                                                    -----------
RETAILING - 1.1%
Penney (J.C.) Co., Inc. ................................     10,000     582,500
                                                                    -----------
Total Common Stocks
 (cost $28,213,711).....................................             50,703,992
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM NOTES - 7.4%
General Electric Capital Corp.
 5.47% due 10/01/97..................................... $1,750,000   1,750,000
General Motors Acceptance Corp. 5.61% due 10/06/97......  2,300,000   2,300,000
                                                                    -----------
Total Short-Term Notes
 (cost $4,050,000)......................................              4,050,000
                                                                    -----------
TOTAL INVESTMENTS - 99.7%
 (cost $32,263,711*)....................................             54,753,992
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.3%................................                170,348
                                                                    -----------
NET ASSETS - 100.0%.....................................            $54,924,340
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $32,263,711; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $22,504,031
Gross unrealized depreciation......................................     (13,750)
                                                                    -----------
 Net unrealized appreciation....................................... $22,490,281
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend Shares

                                                                      MARKET
                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
COMMON STOCKS - 87.4%
REAL ESTATE - 87.4%
APARTMENTS - 16.0%
Berkshire Realty Co., Inc. .............................  110,000  $  1,347,500
Cornerstone Realty Income Trust, Inc. ..................   80,000       955,000
Evans Withycombe Residential, Inc. .....................   60,000     1,620,000
Gables Residential Trust................................  100,000     2,712,500
Home Properties of New York, Inc. ......................   80,000     2,080,000
Mid-America Apartment Communities, Inc. ................   50,000     1,484,375
Oasis Residential, Inc. ................................   65,000     1,584,375
Town & Country Trust....................................  153,300     2,874,375
Walden Residential Properties, Inc. ....................   80,000     2,020,000
                                                                   ------------
                                                                     16,678,125
                                                                   ------------
DIVERSIFIED - 6.6%
Colonial Properties Trust...............................   75,000     2,240,625
EastGroup Properties, SBI...............................  136,350     2,982,656
Pacific Gulf Properties, Inc. ..........................   70,000     1,662,500
                                                                   ------------
                                                                      6,885,781
                                                                   ------------
HEALTH CARE - 16.0%
American Health Properties, Inc. .......................  100,000     2,450,000
Health & Retirement Properties Trust....................   70,000     1,321,250
Health Care REIT, Inc. .................................  185,000     5,087,500
LTC Properties, Inc. ...................................   80,000     1,520,000
National Health Investors, Inc. ........................  120,000     4,665,000
Universal Health Realty Income Trust....................   75,000     1,612,500
                                                                   ------------
                                                                     16,656,250
                                                                   ------------
HOTELS/MOTELS - 16.6%
Boykin Lodging Co. .....................................   44,600     1,190,263
Equity Inns, Inc. ......................................  190,000     3,004,375
Hospitality Properties Trust............................   50,000     1,768,750
Innkeepers USA Trust....................................  160,000     2,750,000
Jameson Inns, Inc. .....................................  155,000     1,898,750
RFS Hotel Investors, Inc. ..............................  110,000     2,145,000
Sunstone Hotel Investors, Inc. .........................  130,000     2,291,250
Winston Hotels, Inc. ...................................  170,000     2,273,750
                                                                   ------------
                                                                     17,322,138
                                                                   ------------

                                                                     MARKET
                                                        NUMBER OF    VALUE
                                                         SHARES     (NOTE 1)
                                                        --------- ------------
OFFICE/INDUSTRIAL - 5.3%
Commercial Net Lease Realty, Inc. .....................   90,000  $  1,434,375
First Industrial Realty Trust, Inc. ...................   20,000       680,000
Liberty Property Trust.................................   75,000     2,020,313
TriNet Corporate Realty Trust, Inc. ...................   40,000     1,405,000
                                                                  ------------
                                                                     5,539,688
                                                                  ------------
OUTLET CENTERS - 3.9%
Mills Corp. ...........................................   53,700     1,386,131
Tanger Factory Outlet Centers, Inc. ...................   90,000     2,649,375
                                                                  ------------
                                                                     4,035,506
                                                                  ------------
REGIONAL MALLS - 3.5%
Mid-America Realty Investments, Inc. ..................  339,000     3,601,875
                                                                  ------------
SHOPPING CENTERS - 19.5%
Bradley Real Estate, Inc. .............................   85,000     1,785,000
Developers Diversified Realty Corp. ...................   90,000     3,600,000
Excel Realty Trust, Inc. ..............................  160,000     5,020,000
Glimcher Realty Trust..................................  160,000     3,670,000
IRT Property Co. ......................................  166,000     2,116,500
The Price REIT, Inc. ..................................   67,500     2,712,656
Western Investment Real Estate Trust...................  110,000     1,485,000
                                                                  ------------
                                                                    20,389,156
                                                                  ------------
Total Common Stocks
 (cost $77,704,042)....................................             91,108,519
                                                                  ------------
PREFERRED STOCKS - 2.4%
Psychiatric Group Preferred Depositary Shares..........  100,000     1,550,000
 (each depositary share represents 1/10th of a share of
 American Health Properties Psychiatric Group Pfd.
 Stock)
Rouse Co.
 $3.00 Cv. Pfd. Series B...............................   20,000       995,000
                                                                  ------------
Total Preferred Stocks
 (cost $2,771,480).....................................              2,545,000
                                                                  ------------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Monthly Dividend Shares

                                                                      MARKET
                                                        PRINCIPAL     VALUE
                                                          AMOUNT     (NOTE 1)
                                                        ---------- ------------
CONVERTIBLE DEBENTURES - 3.0%
Mid-Atlantic Realty Trust
 7.625% Cv. Sub. Debs.
 due 09/15/03.......................................... $2,500,000 $  3,140,625
                                                                   ------------
Total Convertible Debentures
 (cost $2,500,000).....................................               3,140,625
                                                                   ------------
SHORT-TERM NOTES - 6.6%
General Electric Capital Corp.
 5.56% due 10/01/97....................................  2,765,000    2,765,000
General Motors Acceptance Corp. 5.65% due 10/02/97.....  2,195,000    2,195,000
Ford Motor Credit Corp.
 5.63% due 10/03/97....................................  1,210,000    1,210,000
Ford Motor Credit Corp.
 5.78% due 10/03/97....................................    740,000      740,000
                                                                   ------------
Total Short-Term Notes
 (cost $6,910,000).....................................               6,910,000
                                                                   ------------
TOTAL INVESTMENTS - 99.4%
 (cost $89,885,522*)...................................             103,704,144
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.6%...............................                 633,738
                                                                   ------------
NET ASSETS - 100.0%....................................            $104,337,882
                                                                   ============

--------
* Aggregate cost for federal income tax purposes is $89,885,522; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $14,256,966
Gross unrealized depreciation......................................    (438,344)
                                                                    -----------
 Net unrealized appreciation....................................... $13,818,622
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 92.3%
BANKING/FINANCIAL - 17.3%
Affiliated Community Bancorp.............................   2,500   $    70,000
American Bank of Connecticut.............................   7,500       301,875
CCB Financial Corp. .....................................   4,000       322,500
Centura Banks, Inc. (NC).................................   8,000       440,500
CFX Corp. ...............................................  19,000       407,312
Colonial BancGroup, Inc. ................................  14,000       402,500
Commerce Bancorp, Inc. (NJ)..............................  15,000       583,125
Community Bank Systems, Inc. ............................  12,000       348,000
Eagle Financial Corp. ...................................   9,900       396,000
First Essex Bancorp, Inc. ...............................  20,000       407,500
First Financial Holdings, Inc. ..........................   9,000       340,875
Firstbank of Illinois Co. ...............................   6,750       216,422
Medford Savings Bank.....................................  13,000       468,000
ML Bancorp, Inc. ........................................  10,000       273,750
PonceBank................................................   5,700       117,562
Reliance Bancorp, Inc. ..................................  10,000       330,000
Trans Financial, Inc. ...................................  10,000       318,750
Vermont Financial Services Corp. ........................   7,000       378,000
                                                                    -----------
                                                                      6,122,671
                                                                    -----------
BUSINESS SERVICES - 10.8%
Eaton Vance Corp. .......................................  27,000       965,250
Interra Financial, Inc. .................................  17,000     1,021,063
Marc, Inc. ..............................................  37,500       890,625
Primesource Corp. .......................................  32,700       339,262
True North Communications, Inc. .........................  25,000       620,313
                                                                    -----------
                                                                      3,836,513
                                                                    -----------
CHEMICAL - 3.6%
Primex Technologies, Inc. ...............................  30,000       967,500
Quaker Chemical Corp. ...................................  16,500       309,375
                                                                    -----------
                                                                      1,276,875
                                                                    -----------
CONSUMER DURABLES - 3.9%
Hunt Manufacturing Co. ..................................   3,600        82,350
K2, Inc. ................................................  23,000       577,875
TB Wood's Corp. .........................................  40,000       730,000
                                                                    -----------
                                                                      1,390,225
                                                                    -----------
CONSUMER NON-DURABLES - 9.1%
International Multifoods Corp. ..........................  25,000       742,188
Morrison Health Care, Inc. ..............................   9,200       158,700
Riviana Foods, Inc. (DE).................................  25,000       515,625
Tasty Baking Co. ........................................  27,500       574,062
Velcro Industries, N.V. .................................   6,000       582,000
West Co., Inc. ..........................................  20,000       660,000
                                                                    -----------
                                                                      3,232,575
                                                                    -----------

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
INDUSTRIAL - 25.6%
A.O. Smith Corp. ........................................  20,000   $   792,500
Carpenter Technology Corp. ..............................  12,000       594,000
Commercial Intertech Corp. ..............................  40,500       739,125
Defiance, Inc. ..........................................  60,000       435,000
Excel Industries, Inc. ..................................  35,000       697,813
Florida Rock Industries, Inc. ...........................  15,000       892,500
Greenbrier Companies, Inc. ..............................  21,000       351,750
Guilford Mills, Inc. ....................................  30,000       780,000
Kuhlman Corp. ...........................................  25,000       900,000
Quanex Corp. ............................................  30,000     1,051,875
Republic Group, Inc. ....................................  32,000       600,000
Roanoke Electric Steel Corp. ............................  30,000       667,500
Standard Motor Products, Inc. ...........................  25,000       584,375
                                                                    -----------
                                                                      9,086,438
                                                                    -----------
INSURANCE/SERVICES - 5.8%
American Heritage Life Investment Corp. .................  15,000       600,000
Donegal Group, Inc. .....................................  33,333       674,993
Selective Insurance Group, Inc. .........................  15,000       772,500
                                                                    -----------
                                                                      2,047,493
                                                                    -----------
REAL ESTATE - 5.5%
Brandywine Realty Trust..................................   6,000       143,625
Camden Property Trust....................................   8,000       245,000
CCA Prison Realty Trust..................................   3,500       132,125
Chateau Communities, Inc. ...............................   9,378       276,651
Colonial Properties Trust................................   8,000       239,000
Innkeepers USA Trust.....................................  20,000       343,750
Parkway Properties, Inc. ................................  10,000       339,375
Sovran Self Storage, Inc. ...............................   7,000       220,500
                                                                    -----------
                                                                      1,940,026
                                                                    -----------
TECHNOLOGY - 10.0%
Boston Acoustics, Inc. ..................................  14,500       489,375
Helix Technology Corp. ..................................  15,000       928,593
Shared Medical Systems Corp. ............................   9,000       475,875
Technitrol, Inc. ........................................  29,900     1,190,394
Wireless Telecom Group, Inc. ............................  50,000       468,750
                                                                    -----------
                                                                      3,552,987
                                                                    -----------
UTILITIES - 0.7%
WICOR, Inc. .............................................   6,000       259,125
                                                                    -----------
Total Common Stocks
 (cost $20,483,135)......................................            32,744,928
                                                                    -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                         PRINCIPAL     VALUE
                                                           AMOUNT    (NOTE 1)
                                                         ---------- -----------
SHORT-TERM NOTES - 7.5%
Ford Motor Credit Corp.
 5.78% due 10/03/97..................................... $1,325,000 $ 1,325,000
General Electric Capital Corp.
 5.65% due 10/08/97.....................................  1,325,000   1,325,000
                                                                    -----------
Total Short-Term Notes
 (cost $2,650,000)......................................              2,650,000
                                                                    -----------
TOTAL INVESTMENTS - 99.8%
 (cost $23,133,135*)....................................             35,394,928
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.2%................................                 54,382
                                                                    -----------
NET ASSETS - 100.0%.....................................            $35,449,310
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $23,133,135; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $12,401,543
Gross unrealized depreciation......................................    (139,750)
                                                                    -----------
 Net unrealized appreciation....................................... $12,261,793
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1997 (unaudited)

                                              SGF         SMDS         SSCY
                                          ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $32,263,711, $89,885,522, and
   $23,133,135, respectively) (Note 1)... $54,753,992 $103,704,144  $35,394,928
  Cash...................................      70,505        2,928       60,134
  Dividends and interest receivable......      96,398      666,033       55,386
  Prepaid expenses.......................       7,246          --           --
                                          ----------- ------------  -----------
    Total Assets.........................  54,928,141  104,373,105   35,510,448
                                          ----------- ------------  -----------
LIABILITIES:
  Accrued expenses and other liabili-
   ties..................................       3,801       35,223       22,299
  Payable for investment securities pur-
   chased................................         --           --        38,839
                                          ----------- ------------  -----------
    Total Liabilities....................       3,801       35,223       61,138
                                          ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,623,888, 3,470,991 and
   771,053 shares outstanding,
   respectively/1/....................... $54,924,340 $104,337,882  $35,449,310
                                          =========== ============  ===========
  Net asset value, offering and redemp-
   tion price per share.................. $     33.82 $      30.06  $     45.98
                                          =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital........................ $28,894,522 $108,601,752  $22,009,493
  Undistributed net investment income....     400,279      156,964       15,287
  Accumulated net realized gain (loss) on
   investments...........................   3,139,258  (18,239,456)   1,162,737
  Net unrealized appreciation of invest-
   ments.................................  22,490,281   13,818,622   12,261,793
                                          ----------- ------------  -----------
    Net Assets........................... $54,924,340 $104,337,882  $35,449,310
                                          =========== ============  ===========

--------
/1/ SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 1,000,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Nine Months Ended September 30, 1997 (unaudited)

                                                SGF        SMDS         SSCY
                                            ----------- -----------  ----------
INCOME:
  Dividends................................ $   968,915 $ 5,470,275  $  481,521
  Interest.................................     141,485     514,479      61,967
                                            ----------- -----------  ----------
    Total Income...........................   1,110,400   5,984,754     543,488
                                            ----------- -----------  ----------
EXPENSES:
  Accounting/Pricing services fees (Note
   2)......................................      15,000      19,500      13,333
  Administration services fees (Note 2)....      20,000      22,500       6,667
  Advisory fees (Note 2)...................     264,131     444,754     212,154
  Audit fees...............................          96       2,295      12,900
  Custodian fees (Note 2)..................      16,900      31,323      11,147
  Directors' fees..........................       7,170      13,717       3,864
  Legal fees...............................       3,380       6,656       1,978
  Miscellaneous fees.......................       4,377      16,599       2,376
  Printing and postage fees................      14,926      34,941       7,738
  Registration fees (Note 2)...............      24,748      33,451      25,532
  Shareholder services fees (Note 2).......      22,938     121,129      16,152
  Taxes other than income taxes............       1,573       4,944       1,675
                                            ----------- -----------  ----------
    Total Expenses.........................     395,239     751,809     315,516
                                            ----------- -----------  ----------
      Net Investment Income................     715,161   5,232,945     227,972
                                            ----------- -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investments..   3,140,619  (2,239,242)  1,167,918
  Net increase in unrealized appreciation
   on investments..........................   8,342,856  11,156,565   7,729,004
                                            ----------- -----------  ----------
  Net gain on investments..................  11,483,475   8,917,323   8,896,922
                                            ----------- -----------  ----------
    Net increase in net assets resulting
     from operations....................... $12,198,636 $14,150,268  $9,124,894
                                            =========== ===========  ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            SGF                                  SMDS
                         -----------------------------------------  ------------------------------
                         9 MONTHS ENDED 7 MONTHS ENDED YEAR ENDED   9 MONTHS ENDED 11 MONTHS ENDED
                           09/30/97*       12/31/96     05/31/96      09/30/97*       12/31/96
                         -------------- -------------- -----------  -------------- ---------------
OPERATIONS:
 Net investment income..  $   715,161    $   514,358   $   854,333   $  5,232,945   $  6,886,732
 Net realized gain
  (loss) on
  investments...........    3,140,619        749,571     2,277,319     (2,239,242)     1,855,839
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments...........    8,342,856      1,414,784     6,391,511     11,156,565     (2,376,846)
                          -----------    -----------   -----------   ------------   ------------
 Net increase in net
  assets resulting from
  operations............   12,198,636      2,678,713     9,523,163     14,150,268      6,365,725
                          -----------    -----------   -----------   ------------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.20, $0.58
  and $0.54 per share,
  respectively, for SGF,
  $1.44 and $1.63,
  respectively, for
  SMDS).................     (323,965)      (936,276)     (788,687)    (5,075,981)    (6,886,732)
 From realized gains on
  investments ($0.46,
  $1.21 and $0.945 per
  share, respectively,
  for SGF)..............     (745,123)    (1,910,237)   (1,357,531)           --             --
 In excess of net
  investment income
  ($0.13 for SMDS)......          --             --            --             --        (531,985)
CAPITAL SHARE
 TRANSACTIONS: 2           (1,006,464)     2,089,016     3,783,914     (8,516,140)   (24,434,759)
                          -----------    -----------   -----------   ------------   ------------
 Total increase
  (decrease) in net
  assets................   10,123,084      1,921,216    11,160,859        558,147    (25,487,751)
NET ASSETS:
 Beginning of period....   44,801,256     42,880,040    31,719,181    103,779,735    129,267,486
                          -----------    -----------   -----------   ------------   ------------
 End of period
  (including
  undistributed net
  investment income of
  $400,279, $9,083 and
  $431,001,
  respectively, for SGF,
  $156,964 and $0,
  respectively, for
  SMDS).................  $54,924,340    $44,801,256   $42,880,040   $104,337,882   $103,779,735
                          ===========    ===========   ===========   ============   ============

                                                              SSCY
                                                  -----------------------------
                                                  9 MONTHS ENDED 9 MONTHS ENDED
                                                    09/30/97*       12/31/96
                                                  -------------- --------------
OPERATIONS:
 Net investment income...........................  $   227,972    $   310,419
 Net realized gain on investments................    1,167,918        946,175
 Net increase in unrealized appreciation of in-
  vestments......................................    7,729,004      1,260,568
                                                   -----------    -----------
 Net increase in net assets resulting from opera-
  tions..........................................    9,124,894      2,517,162
                                                   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.31 and $0.54, re-
  spectively)....................................     (212,685)      (333,221)
 From realized gains on investments ($0.46 and
  $1.83, respectively)...........................     (304,565)    (1,129,636)
CAPITAL SHARE TRANSACTIONS: 2                        5,150,590      1,044,806
                                                   -----------    -----------
 Total increase in net assets....................   13,758,234      2,099,111
NET ASSETS:
 Beginning of period.............................   21,691,076     19,591,965
                                                   -----------    -----------
 End of period (including undistributed net in-
  vestment income of $15,287 and $0, respective-
  ly)............................................  $35,449,310    $21,691,076
                                                   ===========    ===========

--------
* Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
2 A summary of capital share transactions follows:

                                                            SGF
                          -----------------------------------------------------------------------------
                          9 MONTHS ENDED 09/30/97*     7 MONTHS ENDED 12/31/96    YEAR ENDED 05/31/96
                          --------------------------  --------------------------  ---------------------
                            SHARES        VALUE         SHARES         VALUE       SHARES      VALUE
                          --------------------------  ------------ -------------  --------  -----------
Shares issued...........      78,212  $    2,333,399       84,152  $   2,143,395   234,168  $ 5,879,301
Shares reinvested from
 net investment income
 and capital gains
 distributions..........      29,770         926,402       96,302      2,447,768    80,419    1,841,377
                          ----------  --------------  -----------  -------------  --------  -----------
                             107,982       3,259,801      180,454      4,591,163   314,587    7,720,678
Shares redeemed.........    (143,502)     (4,266,265)     (98,426)    (2,502,147) (156,417)  (3,936,764)
                          ----------  --------------  -----------  -------------  --------  -----------
  Net increase
   (decrease)...........     (35,520) $   (1,006,464)      82,028  $   2,089,016   158,170  $ 3,783,914
                          ==========  ==============  ===========  =============  ========  ===========
                                                 SMDS
                          ------------------------------------------------------
                          9 MONTHS ENDED 09/30/97*    11 MONTHS ENDED 12/31/96
                          --------------------------  --------------------------
                            SHARES        VALUE         SHARES         VALUE
                          --------------------------  ------------ -------------
Shares issued...........     262,004  $    7,453,777      238,241  $   6,238,119
Shares reinvested from
 net investment income..     103,568       2,845,742      165,671      4,298,372
                          ----------  --------------  -----------  -------------
                             365,572      10,299,519      403,912     10,536,491
Shares redeemed.........    (678,241)    (18,815,659)  (1,338,319)   (34,971,250)
                          ----------  --------------  -----------  -------------
  Net decrease..........    (312,669) $   (8,516,140)    (934,407) $ (24,434,759)
                          ==========  ==============  ===========  =============
                                                 SSCY
                          ------------------------------------------------------
                          9 MONTHS ENDED 09/30/97*     9 MONTHS ENDED 12/31/96
                          --------------------------  --------------------------
                            SHARES        VALUE         SHARES         VALUE
                          --------------------------  ------------ -------------
Shares issued...........     222,751  $    8,707,317       28,881  $     940,160
Shares reinvested from
 net investment income
 and capital gains
 distributions..........      10,086         394,032       32,327      1,049,304
                          ----------  --------------  -----------  -------------
                             232,837       9,101,349       61,208      1,989,464
Shares redeemed.........    (107,662)     (3,950,759)     (28,629)      (944,658)
                          ----------  --------------  -----------  -------------
  Net increase..........     125,175  $    5,150,590       32,579  $   1,044,806
                          ==========  ==============  ===========  =============

--------
* Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
September 30, 1997 (unaudited)

NOTE 1. - Significant Accounting Policies
Stratton Mutual Funds consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY"). The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. It will seek its objective through investment of at least 25% of assets in securities of real estate investment trusts and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met. The Funds' fiscal years changed to December 31, commencing with December 31, 1996.

The following is a summary of significant accounting policies consistently followed by these Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income

-------------------------------------------------------------------------------
September 30, 1997 (unaudited)
   to its shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $16,000,000 of which $11,669,000 expires in 2003 and $4,331,000 expires in 2004.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITS") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITS in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the nine months ended September 30, 1997, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows:
SGF--$264,131; SMDS--$444,754; SSCY--$212,154. Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to FPS Services, Inc.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"). When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/-0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund

-------------------------------------------------------------------------------
September 30, 1997 (unaudited)
outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the period ended September 30, 1997 caused the advisory fee to increase by $67,350.

Certain officers and directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

The Funds' Administrator, Accounting Agent and Transfer Agent, FPS Services, Inc. ("FPS"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Funds are shareholders of FinDaTex, Inc. FPS received fees for providing shareholder services, for certain administrative services and for accounting/pricing services during the nine months ended September 30, 1997 as follows:

                                  SGF                         SMDS                        SSCY
                                -------                     --------                     -------
Shareholder Services            $22,938                     $121,129                     $16,152
Administration                   20,000                       22,500                       6,667
Accounting/Pricing               15,000                       19,500                      13,333

Pursuant to an agreement between The Bank of New York, (the "Custodian"), and FPS, the Custodian reallows a portion of its custody fees to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FPS, serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, for the nine months ended September 30, 1997 were as follows:

                               SGF                        SMDS                        SSCY
                           -----------                 -----------                 ----------
Cost of purchases          $12,319,031                 $30,604,204                 $9,635,655
Proceeds of sales           14,391,015                  40,164,668                  5,975,536

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           9 MONTHS
                             ENDED    7 MONTHS             YEARS ENDED MAY 31,
                           09/30/97    ENDED     -------------------------------------------
                          (UNAUDITED) 12/31/96    1996     1995     1994     1993     1992
                          ----------- --------   -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 27.00   $ 27.18    $ 22.35  $ 20.65  $ 20.89  $ 20.55  $ 19.75
                            -------   -------    -------  -------  -------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............      0.441     0.312      0.556    0.537    0.510    0.560    0.640
  Net gains on
   securities (both
   realized and
   unrealized)..........      7.039     1.298      5.759    2.978    0.665    1.160    1.320
                            -------   -------    -------  -------  -------  -------  -------
    Total from
     investment
     operations.........      7.480     1.610      6.315    3.515    1.175    1.720    1.960
                            -------   -------    -------  -------  -------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...     (0.200)   (0.580)    (0.540)  (0.540)  (0.510)  (0.565)  (0.725)
  Distributions (from
   capital gains).......     (0.460)   (1.210)    (0.945)  (1.275)  (0.905)  (0.815)  (0.435)
                            -------   -------    -------  -------  -------  -------  -------
    Total
     distributions......     (0.660)   (1.790)    (1.485)  (1.815)  (1.415)  (1.380)  (1.160)
                            -------   -------    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 33.82   $ 27.00    $ 27.18  $ 22.35  $ 20.65  $ 20.89  $ 20.55
                            =======   =======    =======  =======  =======  =======  =======
TOTAL RETURN............      27.92%     6.40%     29.62%   18.61%    5.92%    8.91%   10.57%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $54,924   $44,801    $42,880  $31,719  $25,475  $25,315  $25,311
  Ratio of expenses to
   average net assets...       1.08%/1/  1.17%/1/   1.16%    1.31%    1.34%    1.39%    1.35%
  Ratio of net
   investment income to
   average net assets...       1.95%/1/  2.08%/1/   2.28%    2.70%    2.51%    2.76%    3.20%
  Portfolio turnover
   rate.................      27.10%    20.32%     15.41%   42.54%   49.81%   35.34%   59.76%
  Average commission
   rate paid............    $0.0506   $0.0537        N/A      N/A      N/A      N/A      N/A

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           9 MONTHS
                             ENDED     11 MONTHS            YEARS ENDED JANUARY 31,
                           09/30/97      ENDED     ----------------------------------------------
                          (UNAUDITED)  12/31/96      1996      1995      1994     1993     1992
                          -----------  ---------   --------  --------  --------  -------  -------
NET ASSET VALUE,
 BEGINNING
 OF PERIOD..............   $  27.43    $  27.40    $  24.84  $  28.69  $  29.91  $ 27.83  $ 23.02
                           --------    --------    --------  --------  --------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............       1.49        1.63        1.88      1.94      1.87     1.94     1.97
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........       2.58        0.16        2.60     (3.87)    (1.14)    2.08     4.79
                           --------    --------    --------  --------  --------  -------  -------
    Total from
     investment
     operations.........       4.07        1.79        4.48     (1.93)     0.73     4.02     6.76
                           --------    --------    --------  --------  --------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...      (1.44)      (1.63)      (1.89)    (1.92)    (1.94)   (1.94)   (1.95)
  Distributions (in
   excess of net
   investment income)...       0.00       (0.13)      (0.03)     0.00     (0.01)    0.00     0.00
                           --------    --------    --------  --------  --------  -------  -------
    Total
     distributions......      (1.44)      (1.76)      (1.92)    (1.92)    (1.95)   (1.94)   (1.95)
                           --------    --------    --------  --------  --------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $  30.06    $  27.43    $  27.40  $  24.84  $  28.69  $ 29.91  $ 27.83
                           ========    ========    ========  ========  ========  =======  =======
TOTAL RETURN............      15.46%       7.12%      18.98%   (6.57%)     2.22%   15.18%   30.55%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period
   (in 000's)...........   $104,338    $103,780    $129,267  $134,066  $165,798  $98,227  $45,566
  Ratio of expenses to
   average
   net assets...........       1.03%/1/    1.02%/1/    0.99%     1.08%     0.99%    1.10%    1.23%
  Ratio of net
   investment income to
   average net assets...       7.17%/1/    6.94%/1/    7.42%     7.71%     6.12%    6.74%    7.63%
  Portfolio turnover
   rate.................      34.00%      69.19%      53.30%    39.50%    19.15%   35.94%   43.55%
  Average commission
   rate paid............   $ 0.0500    $ 0.0498         N/A       N/A       N/A      N/A      N/A

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           9 MONTHS
                             ENDED    9 MONTHS     YEAR      YEAR    FOR THE PERIOD
                           09/30/97    ENDED      ENDED     ENDED     04/12/93/1/
                          (UNAUDITED) 12/31/96   03/31/96  03/31/95   TO 03/31/94
                          ----------- --------   --------  --------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 33.58   $ 31.95    $ 25.88   $ 25.94       $25.00
                            -------   -------    -------   -------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............       0.33      0.53       0.66      0.57         0.43
  Net gains (loss) on
   securities (both
   realized and
   unrealized)..........      12.84      3.47       6.07     (0.04)        0.91
                            -------   -------    -------   -------       ------
    Total from
     investment
     operations.........      13.17      4.00       6.73      0.53         1.34
                            -------   -------    -------   -------       ------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...      (0.31)    (0.54)     (0.66)    (0.59)       (0.40)
  Distributions (from
   capital gains).......      (0.46)    (1.83)      0.00      0.00         0.00
                            -------   -------    -------   -------       ------
    Total
     distributions......      (0.77)    (2.37)     (0.66)    (0.59)       (0.40)
                            -------   -------    -------   -------       ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 45.98   $ 33.58    $ 31.95   $ 25.88       $25.94
                            =======   =======    =======   =======       ======
TOTAL RETURN............      39.64%    12.84%     26.18%     2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $35,449   $21,691    $19,592   $14,058       $8,257
  Ratio of expenses to
   average net assets...       1.63%/2/  1.29%/2/   1.46%     2.12%        2.28%/2/
  Ratio of net
   investment income to
   average net assets...       1.18%/2/  2.03%/2/   2.28%     2.36%        1.85%/2/
  Portfolio turnover
   rate.................      24.29%    35.86%     33.50%    30.20%       28.60%/2/
  Average commission
   rate paid............    $0.0550   $0.0579        N/A       N/A          N/A

--------
/1/Commencement of operations
/2/Annualized

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

MINIMUM INVESTMENT

The minimum amount for the initial purchase of shares of SGF, SMDS or SSCY is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. Shares may be exchanged by:
(1) written request; or (2) telephone if a special authorization form has been completed and is on file with the Transfer Agent in advance. See "How to Redeem Fund Shares--Additional Information" in the Prospectus for a description of the Funds' policy regarding telephone instructions.

DIVIDENDS AND DISTRIBUTIONS

SMDS declares and pays dividends from net investment income on a monthly basis. SGF declares and pays dividends from net investment income on a semi-annual basis. SSCY declares and pays dividends from net investment income quarterly. Each Fund will make distributions from net realized gains, if any, once a year. Distributions may be reinvested in additional shares of such fund, see "Reinvestment of Income Dividends and Capital Gains Distribution" in the Prospectus.

AUTOMATIC INVESTMENT PLAN

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (a tear-out application is attached to the back of our Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

SHARE PRICE INFORMATION

The daily share price of our Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively.

RETIREMENT PLANS

Stratton Mutual Funds has IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

GENERAL INFORMATION ON THE FUNDS

Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Funds' Distributor:

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726

EXISTING SHAREHOLDER ACCOUNT SERVICES

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should continue to call or write our Transfer Agent and Dividend Paying Agent:

FPS SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

INVESTMENT PORTFOLIO ACTIVITIES

Questions regarding any of our Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

ADDITIONAL PURCHASES ONLY TO EXISTING ACCOUNTS SHOULD BE MAILED TO A SEPARATE LOCK BOX UNIT:

c/o FPS SERVICES, INC.
P. O. Box 412797, Kansas City, MO 64141-2797

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS WHO
                                     HAVE
     RECEIVED A COPY OF THE COMBINED PROSPECTUS OF STRATTON MUTUAL FUNDS.